UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 11, 2026

BEONE MEDICINES LTD.
(Exact Name of Registrant as Specified in Charter)

Switzerland	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o BeOne Medicines I GmbH
Aeschengraben 27
Basel 4051
Switzerland
(Address of Principal Executive Offices) (Zip Code)
+41 61 685 19 00
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	ONC	The Nasdaq Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As previously disclosed in the definitive proxy statement for the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeOne Medicines Ltd. (the “Company”) filed with the U.S. Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”), Mr. Michael Goller, Mr. Ranjeev Krishana, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, whose terms expired at the Annual Meeting, did not stand for re-election at the Annual Meeting. Accordingly, their terms as directors, including as members of all committees of the Company’s board of directors (the “Board of Directors”) on which they served, terminated at the conclusion of the Annual Meeting. The decision by each such director not to stand for re-election was not the result of any disagreement between the Company and the respective director on any matter relating to the Company’s operations, policies or practices.

(e)

The Fifth Amended and Restated 2016 Share Option and Incentive Plan

On June 11, 2026, at the Annual Meeting, the shareholders of the Company approved the Company’s Fifth Amended and Restated 2016 Share Option and Incentive Plan (the “Amended 2016 Plan”) to increase the number of authorized shares available for issuance thereunder by 75,400,000 ordinary shares.

The Company’s officers and directors are among the persons eligible to receive awards under the Amended 2016 Plan. Additional information about the Amended 2016 Plan is included in the Proxy Statement. In addition, the foregoing description of the Amended 2016 Plan is qualified by reference to the Amended 2016 Plan, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

The Sixth Amended and Restated 2018 Employee Share Purchase Plan

On June 11, 2026, at the Annual Meeting, the shareholders of the Company approved the Company’s Sixth Amended and Restated 2018 Employee Share Purchase Plan (the “Amended 2018 ESPP”) to increase the maximum number of ordinary shares available for sale thereunder by 3,250,000 ordinary shares.

The Company’s officers are among the eligible participants under the Amended 2018 ESPP. Additional information about the Amended 2018 ESPP is included in the Proxy Statement. In addition, the foregoing description of the Amended 2018 ESPP is qualified by reference to the Amended 2018 ESPP, a copy of which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2026, the Company held its Annual Meeting. As of May 22, 2026, the record date for the Annual Meeting (the “Record Date”), there were 1,446,266,956 ordinary shares entitled to vote at the Annual Meeting, including ordinary shares in the form of American Depositary Shares (“ADSs”), each representing 13 ordinary shares, and ordinary shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange and traded in RMB (“RMB shares”).

At the Annual Meeting, of the ordinary shares entitled to vote, 1,061,026,909 ordinary shares, including ordinary shares represented by ADSs, or approximately 73.36% of the outstanding ordinary shares on the Record Date, were represented at the commencement of the meeting. In accordance with the Articles of Association of the Company, at least a majority of all the shares entitled to vote being present or represented at the commencement of the meeting constitutes a quorum for purposes of convening the Annual Meeting.

The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1) Proposal to approve the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of the Company for fiscal year 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,026,904,777	175,000	33,940,732	—

Accordingly, the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of the Company for fiscal year 2025 were approved.

(2) Proposal to approve the appropriation of the accumulated loss for fiscal year 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,028,050,311	180,369	32,789,829	—

Accordingly, the appropriation of the accumulated loss for fiscal year 2025 was approved.

(3) Proposal to discharge the members of the Board of Directors and the Executive Management Team from liability for activities during the applicable period under Swiss law:

Votes For	Votes Against	Abstentions	Broker Non-Votes
816,696,880	2,683,088	177,864,348	—

Accordingly, the members of the Board of Directors and the Executive Management Team were discharged from liability for such activities during the applicable period.

(4) Proposal to re-elect each of Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Anthony C. Hooper, Mr. John V. Oyler, Dr. Alessandro Riva, Ms. Shalini Sharp, and Dr. Xiaodong Wang, and to elect each of Dr. Felix J. Baker, Ms. Elizabeth F. Mooney and Dr. Charles L. Sawyers to serve as a director for a term extending until completion of the 2027 annual general meeting:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. Olivier Brandicourt	1,022,508,944	5,736,979	32,780,986	—
Dr. Margaret Dugan	1,011,658,169	16,567,756	32,794,584	—
Mr. Anthony C. Hooper	997,703,483	29,570,339	33,746,687	—
Mr. John V. Oyler	1,013,945,040	12,727,593	34,347,876	—
Dr. Alessandro Riva	708,200,626	320,024,909	32,794,974	—
Ms. Shalini Sharp	998,811,368	28,636,943	33,572,198	—
Dr. Xiaodong Wang	1,022,595,038	5,650,686	32,774,785	—
Dr. Felix J. Baker	856,267,633	171,971,786	32,781,090	—
Ms. Elizabeth F. Mooney	1,028,073,956	152,008	32,794,545	—
Dr. Charles L. Sawyers	1,028,075,907	146,090	32,804,912	—

Accordingly, each of the nominees listed above was elected to serve as a director.

(5) Proposal to re-elect Mr. John V. Oyler as Chairman of the Board of Directors for a term extending until completion of the 2027 annual general meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
939,342,084	88,905,363	32,779,462	—

Accordingly, Mr. John V. Oyler was re-elected to serve as Chairman of the Board of Directors.

(6) Proposal to re-elect Dr. Margaret Dugan and to elect Ms. Elizabeth F. Mooney to serve as a member of the Compensation Committee of the Board of Directors for a term extending until the 2027 annual general meeting:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. Margaret Dugan	1,012,836,634	15,408,489	32,781,786	—
Ms. Elizabeth F. Mooney	1,028,055,025	172,249	32,799,635	—

Accordingly, each of the nominees listed above was elected to serve as a member of the Compensation Committee of the Board of Directors.

(7) Proposal to elect Schweiger Advokatur/Notariat as the Independent Voting Representative for a term extending until completion of the 2027 annual general meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,028,087,301	150,289	32,789,319	—

Accordingly, Schweiger Advokatur/Notariat was elected as the Independent Voting Representative.

(8) Proposal to ratify the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 and to re-elect Ernst & Young AG as the Company’s statutory auditor for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,052,800,458	8,153,634	72,817	—

Accordingly, the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors was ratified and Ernst & Young AG was re-elected as the Company’s statutory auditor.

(9) Proposal to authorize the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,022,450,031	3,162,724	35,208,860	—

Accordingly, the Board of Directors was authorized to fix the auditors’ compensation for the fiscal year ending December 31, 2026.

(10) Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement, for fiscal year ended December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
975,327,100	52,877,460	32,815,949	—

Accordingly, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement, was approved.

(11) Proposal to approve the maximum aggregate compensation of the Board of Directors under Swiss law for the applicable period:

Votes For	Votes Against	Abstentions	Broker Non-Votes
980,858,936	47,367,478	32,793,555	—

Accordingly, the maximum aggregate compensation of the Board of Directors under Swiss law for the applicable period was approved.

(12) Proposal to approve the maximum aggregate compensation of the Executive Management Team under Swiss law for fiscal year 2027:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,002,643,669	25,565,844	32,810,996	—

Accordingly, the maximum aggregate compensation of the Executive Management Team for fiscal year 2027 was approved.

(13) Proposal to approve, on an advisory basis, the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
982,348,902	45,737,832	32,933,775	—

Accordingly, on an advisory basis, the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025, was approved.

(14) Proposal to approve, on an advisory basis, the Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,025,069,639	2,879,917	33,070,953	—

Accordingly, on an advisory basis, the Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 31, 2025, was approved.

(15)(a) Proposal to approve the Amended 2016 Plan, as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
809,531,160	156,426,472	95,062,877	—

Accordingly, the Amended 2016 Plan was approved.

(15)(b) Proposal to approve the consultant sublimit set out in the Amended 2016 Plan, as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
854,739,119	111,218,786	95,062,604	—

Accordingly, the consultant sublimit set out in the Amended 2016 Plan was approved.

(16) Proposal to approve the Amended 2018 ESPP, as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
963,591,745	2,384,295	95,044,469	—

Accordingly, the Amended 2018 ESPP was approved.

(17) Proposal, within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue or allot with unissued ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
719,798,378	308,382,843	32,839,288	—

Accordingly, the General Mandate to Issue Shares was approved.

(18) Proposal, within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the Company’s RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Repurchase Shares”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,027,638,828	562,594	32,819,087	—

Accordingly, the General Mandate to Repurchase Shares was approved.

(19) Proposal to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in the Proxy Statement (the “Connected Person Placing Authorization”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
458,477,301	331,297,958	271,245,250	—

Accordingly, the Connected Person Placing Authorization was approved.

(20) Proposal to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of Proposals 1 through 19:

Votes For	Votes Against	Abstentions	Broker Non-Votes
761,069,153	299,855,418	95,938	—

Accordingly, the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting, to approve any of Proposals 1 through 19, was approved. There were sufficient votes at the time of the Annual Meeting to approve the adoption of Proposals 1 through 19 described above. No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amended and Restated 2016 Share Option and Incentive Plan

10.2	Sixth Amended and Restated 2018 Employee Share Purchase Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

10.1	Fifth Amended and Restated 2016 Share Option and Incentive Plan

10.2	Sixth Amended and Restated 2018 Employee Share Purchase Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEONE MEDICINES LTD.

Date: June 11, 2026	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel